                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of AM Communications, Inc. (the "Company") on Form 10-QSB for the period ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), H. Charles Wilson, III, Corporate Controller of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: February 19, 2003                     /s/ H. Charles Wilson, III
                                             ----------------------------------
                                             Name:  H. Charles Wilson, III
                                             Title: Corporate Controller
                                                    (Chief Financial Officer)




*This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.